Exhibit 99.1
Landec Nominates Three New Members to its Board of Directors, Providing
Deep Expertise to Both Business Segments

SANTA MARIA, Calif., August 24, 2020 -- Landec Corporation (Nasdaq: LNDC) (“Landec” or the “Company”), a diversified health and wellness Company with two operating businesses, Curation Foods, Inc. (“Curation Foods”) and Lifecore Biomedical, Inc. (“Lifecore”), announced today the nomination of three new members to serve on its Board of Directors (“Board”) for consideration at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

The new nominees to the Board include Jeffery L. Edwards, Patrick D. Walsh and Joshua E. Schechter, each of whom the Board of Directors believes will greatly contribute to the diversity and expertise of the Board. In connection with these nominations, Frederick Frank, who has served as a member of the Board since 1999, has decided not to stand for re-election to the Board at the Annual Meeting. As a result, if the new nominees are elected, the Board would be comprised of 12 members, eight of whom will have joined the Board in the last 14 months.

”As our nominations make clear, we are focused on accelerating growth at Lifecore, adding new directors who enrich the business with robust life sciences expertise. They bring a new and complementary depth of knowledge and proven track records of success that we believe will be of great value to Landec as we drive sustainable, profitable growth across our diverse business segments,” said Board Chair Andrew Powell. “The Board of Directors recognizes and appreciates Fred's more than 20 years of service to Landec,” Mr. Powell continued. “Fred’s expertise and industry experience have been invaluable to Landec, and it has been an honor and a pleasure to serve with him.”

Subject to the requisite stockholder approvals at the Annual Meeting, the Board will be comprised of the following members by primary areas of expertise:

Life Science Expertise
•Andrew Powell, Retired Executive Vice President and General Counsel, Medivation, LLC
•Catherine A. Sohn, Pharm.D., Retired Senior Vice President, GlaxoSmithKline plc
•Jeffery L. Edwards, Retired CFO, Allergan
•Patrick D. Walsh, Former CEO, TriPharm Services

Consumer Packaged Goods Expertise
•Albert Bolles, Ph.D., President and CEO, Landec Corporation
•Deborah Carosella, Retired CEO, Madhava Natural Sweeteners
•Katrina L. Houde, Retired CEO, SunOpta, Inc
Financial, Strategic and Governance Expertise
•Nelson Obus, Managing Member, Wynnefield Capital Management, LLC
•Craig Barbarosh, Director and Partner, Katten Muchin Rosenman LLP
•Charles Macaluso, Principal, Dorchester Capital Advisors, LLC
•Tonia Pankopf, Managing Partner, Pareto Advisors, LLC
•Joshua E. Schechter, Former Co-President, Steel Partners Japan Asset Management

“This year has been transformational for Landec, and while our diverse business segments operate at different stages of growth, we continue to create shareholder value by supporting and accelerating growth at Lifecore and transforming Curation Foods for profitable growth,” said Landec’s President and

CEO Dr. Albert Bolles. “Putting the right people in the right positions has been an important guiding principle of this work. Today’s announcement continues the refreshment of our Board and management team, which has been ongoing for over a year. We believe these changes will further rebalance our management to better serve the differentiated needs of Lifecore and Curation Foods, enhance the distinct value of each business and position the company overall for success.”

Landec has agreed to nominate Mr. Schechter at the Annual Meeting pursuant to a Cooperation and
Support Agreement into which the Company has entered with Legion Partners Asset Management, LLC and certain of its affiliates (collectively, “Legion Partners”), one of the Company’s largest stockholders, which beneficially owns approximately 9.9% of the Company’s outstanding common stock. Mr. Schechter is not affiliated with Legion Partners and, if elected, will serve on the Board of Directors as an independent director.

Chris Kiper, Co-Founder and Managing Director of Legion Partners, said, “Landec has a valuable collection of businesses with enormous potential. We are pleased to have engaged with the Board to reach a resolution that adds a new independent director who will help the Company navigate the current market conditions and pursue our shared goal of significantly enhancing shareholder value.”

The election of Mr. Walsh and Mr. Schechter to the Board will be further conditioned upon the approval by the Company’s stockholders of an amendment to the Company’s bylaws to increase the maximum size of the Board from 10 directors to 12 directors (the “Bylaws Amendment Proposal”) at the Annual Meeting. If the Bylaws Amendment Proposal is not approved at the 2020 Annual Meeting, neither Mr. Walsh nor Mr. Schechter will be elected to the Board, and the Company’s Cooperation and Support Agreement with Legion Partners shall terminate.

Information about the Nominees

For more information regarding the nominees to the Board, including additional biographical information, please refer to Landec’s proxy statement related to the Annual Meeting. The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the Annual Meeting, which is available, free of charge, on the SEC’s website, at www.sec.gov, and the Company intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the Annual Meeting, which will be available, free of charge, on the SEC’s website, at www.sec.gov, once filed.

•Jeffery L. Edwards is a nominee to the Board. In 2015, Mr. Edwards retired from Allergan, Inc. after 22 years and where he served as Executive Vice President, Finance and Business Development and Chief Financial Officer from September 2005 to August 2014. Mr. Edwards is a member of the board of directors of FibroGen, Inc., a publicly traded biopharmaceutical company, serves on the board of directors of Bio-Rad Laboratories, Inc., a publicly traded life sciences research and clinical diagnostic products company, and also serves on the board of directors of Clearside Biomedical Inc., a publicly traded, clinical stage pharmaceutical company. Additionally, Mr. Edwards serves on the board of directors of BioTheryX, Inc., a privately owned, clinical stage biotechnology company. Mr. Edwards received a B.A. in Sociology from Muhlenberg College and completed the Advanced Management Program at the Harvard Business School.

•Patrick D. Walsh is a nominee to the Board. He the founder and Chairman of Diligence Group, LLC, a consulting practice serving clients in the healthcare industry. He currently serves as an Operating Partner at Ampersand Capital Partners, a private-equity healthcare investment firm. Mr. Walsh currently serves as Chairman of the board of directors of ANI Pharmaceuticals, Inc., a publicly traded specialty pharmaceutical company (ANIP), since June 2018. He also currently serves on the board of directors of Industria Chimica Emiliana, S.p.A. (ICE), a privately-held specialty API supplier to the pharmaceutical industry based in Milan, Italy. Mr. Walsh also currently serves as a director for Avid Bioservices, Inc. since October of 2017. Mr. Walsh holds a degree in General Studies from Lewis & Clark College.

•Joshua E. Schechter is a nominee to the Board. Mr. Schechter has served as a member of the board of directors of Bed Bath & Beyond since May of 2019. Mr. Schechter has also served as Chairman of the board of directors of SunWorks, Inc., a premier provider of high-performance solar power solutions, since May 2018, Viad Corp, an S&P SmallCap 600 international experiential services company, since April 2015, and a director of Support.com, Inc., a leading provider of cloud-based software and services, since June 2016. Mr. Schechter earned an MPA in Professional Accounting and a BBA from The University of Texas at Austin.

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About Landec Corporation
Landec Corporation (NASDAQ: LNDC) is a leading innovator of diversified health and wellness solutions with two operating businesses: Curation Foods, Inc. and Lifecore Biomedical, Inc. Landec designs, develops, manufactures, and sells products for the food and biopharmaceutical industry. Curation Foods is focused on innovating and distributing plant-based foods with 100% clean ingredients to retail, club and foodservice channels throughout North America. Curation Foods is able to maximize product freshness through its geographically dispersed family of growers, refrigerated supply chain and patented BreatheWay® packaging technology. Curation Foods brands include Eat Smart® fresh packaged vegetables and salads, O Olive Oil & Vinegar® premium artisan products, and Yucatan® and Cabo Fresh® avocado products. Lifecore Biomedical is a fully integrated contract development and manufacturing organization (CDMO) that offers highly differentiated capabilities in the development, fill and finish of sterile, injectable pharmaceutical products in syringes and vials. As a leading manufacturer of premium, injectable grade Hyaluronic Acid, Lifecore brings 35 years of expertise as a partner for global and emerging biopharmaceutical and biotechnology companies across multiple therapeutic categories to bring their innovations to market. For more information about the Company, visit Landec’s website at www.landec.com.

Additional Information and Where to Find It

This communication may be deemed to contain solicitation material in respect to the solicitation of proxies from the Company's stockholders in connection with the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the Annual Meeting (the “Preliminary Proxy Statement”), and the Company intends to file with the SEC and mail to its stockholders a definitive proxy statement and WHITE proxy card in connection with the Annual Meeting (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, the Annual Meeting, the Company’s slate of director candidates for election to the Board at the Annual Meeting, and related matters. Stockholders may obtain a free copy of the Preliminary Proxy Statement, the Proxy Statement and other documents that the Company files with the SEC (when they become available) on the SEC’s website, at www.sec.gov. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED WITH THE SEC (WHEN THEY BECOME AVAILABLE) BEFORE MAKING ANY VOTING OR INVESTING DECISION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

Certain Information Regarding Participants

The Company and certain of its directors and executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Information regarding the names of these directors and executive officers and their respective interests in the Company is set forth in the Preliminary Proxy Statement and will be set forth in the Proxy Statement. The Preliminary Proxy Statement, the Proxy Statement and any other documents filed by the Company with the SEC may be obtained by investors and stockholders free of charge on the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at www.landec.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. All forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially, including such factors among others, as the timing and expenses associated with operations, the ability to achieve acceptance of the Company’s new products in the market place, weather conditions that can affect the supply and price of produce, government regulations affecting our business, the timing of regulatory approvals, uncertainties related to COVID-19 and the impact of our responses to it, the ability to successfully integrate Yucatan Foods into the Curation Foods business, and the mix between domestic and international sales. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in our most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

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